Exhibit 10.3

HYPERION THERAPEUTICS, INC.

RESTATED OMNIBUS AMENDMENT TO

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

DATED APRIL 1, 2011,

CONVERTIBLE UNSECURED PROMISSORY NOTES

DATED APRIL 1, 2011, MAY 2, 2011, MAY 4, 2011 AND MAY 10, 2011

AND

WARRANTS TO PURCHASE SHARES OF COMMON STOCK

DATED APRIL 1, 2011, MAY 2, 2011, MAY 4, 2011 AND MAY 10, 2011

This Restated Omnibus Amendment (the “Amendment”) to the Convertible Note and Warrant Purchase Agreement dated April 1, 2011, the Convertible Unsecured Promissory Notes dated April 1, 2011, May 2, 2011, May 4, 2011 and May 10, 2011 and the Warrants to Purchase Shares of Common Stock, each dated April 1, 2011, May 2, 2011, May 4, 2011 and May 10, 2011 is made as of April [    ], 2012 (the “Effective Date”) by and among Hyperion Therapeutics, Inc., a Delaware company (the “Company”) and the other parties listed on the signature pages hereto (the “Prior Purchasers”). All capitalized terms set forth herein shall have the meanings given to such terms in the Prior Purchase Agreement, April/May 2011 Notes and April/May 2011 Warrants (each as defined below), unless otherwise defined herein.

RECITALS

A. The Company and the Prior Purchasers are parties to that certain Convertible Note and Warrant Purchase Agreement dated April 1, 2011 (the “Prior Purchase Agreement”) between the Company and the Prior Purchasers, those certain Convertible Unsecured Promissory Notes dated April 1, 2011, May 2, 2011, May 4, 2011 and May 10, 2011 issued to the Prior Purchasers pursuant to the Prior Purchase Agreement (the “April/May 2011 Notes”) and those certain Warrants to Purchase Shares of Common Stock dated April 1, 2011, May 2, 2011, May 4, 2011 and May 10, 2011 issued to the Prior Purchasers pursuant to the Prior Purchase Agreement (the “April/May 2011 Warrants”).

B. The Company and the Prior Purchasers desire to amend a provision of the Prior Purchase Agreement regarding a second closing of the sale of April/May 2011 Notes and April/May 2011 Warrants.

C. The Company and the Prior Purchasers desire to amend a provision of the April/May 2011 Notes to extend the Maturity Date (as defined in the April/May 2011 Notes).

D. The Company and the Prior Purchasers desire to amend a provision of the April/May 2011 Warrants to correct a typographical error.

E. The Prior Purchase Agreement, the April/May 2011 Notes and the April/May 2011 Warrants may be amended only upon the written consent of the Company and the holders of at least sixty-six percent (66%) of the principal amount of the April/May 2011 Notes then outstanding.

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AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Amendment of Prior Purchase Agreement. Section 2.3 of the Prior Purchase Agreement is hereby amended to add to the end thereof the following:

“In the event the Second Closing has not occurred by October 26, 2011, the Company’s obligation to issue and sell Notes in the Second Closing, and the Purchasers’ rights to elect to purchase and the obligations to purchase such Notes in the Second Closing shall terminate and be of no further force and effect.

2. Amendment of the April/May 2011 Notes. Section 1 of each of the April/May 2011 Notes is amended in its entirety to read as follows:

“Maturity. Unless earlier converted into equity securities of the Company pursuant to Section 3 of the Purchase Agreement, the principal amount of this Note, together with any accrued interest thereon, shall be due and payable in full on the earlier of (i) the demand of a Purchaser Majority (as defined below), which shall not be earlier than December 31, 2012, and (ii) the occurrence of an Event of Default (as defined below) (such date, the “Maturity Date”).”

3. Amendment of the April/May 2011 Warrants. Section 1(a)(ii) of each of the April/May 2011 Warrants is amended in its entirety to read as follows:

“(ii) in the event that the Holder’s Note(s) have been converted into shares of Series C-2 Preferred pursuant to Section 3.2 or 3.5 of the Purchase Agreement or into Common Stock pursuant to Section 3.3 of the Purchase Agreement, the number of Exercise Shares shall be equal to the quotient of (A) thirty percent (30%) of the principal amount of the Note issued to such Purchaser at the Closing, divided by (B) the Series C-2 Original Issue Price (as defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time (the “Restated Certificate”)); or”

4. No Other Amendments. Except as expressly set forth above, all of the terms and conditions of the Prior Purchase Agreement, the April/May 2011 Notes and the April/May 2011 Warrants remain in full force and effect.

5. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument.

7. Facsimile and Electronic Signatures. This Amendment may be executed and delivered by facsimile or electronic transmission and upon such delivery the facsimile or electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be subsequently delivered to the other parties. The failure to deliver the

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original signature copy and/or the non-receipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:

Hyperion Therapeutics, Inc.

Signature:	/s/ Donald J. Santel

Print Name:	Donald J. Santel

Title:	CEO

Address:	601 Gateway Blvd., Suite 200

South San Francisco, CA 94080

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASER:	NEW ENTERPRISE ASSOCIATES 12, LIMITED

PARTNERSHIP

	By:	NEA Partners 12, Limited Partnership

	By:	NEA 12 GP, LLC

	By:	/s/ Louis S. Citron, General Counsel

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASERS:	Highland Capital Partners VII Limited Partnership

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ Corey Mulloy
Authorized Manager

Highland Capital Partners VII-B Limited Partnership

By:	Highland Management Partners VII Limited Partnership, its General Partner

By:	Highland Management Partners VII, LLC, its General Partner

By:	/s/ Corey Mulloy
Authorized Manager

Highland Capital Partners VII-C Limited Partnership

By:	Highland Management Partners VII Limited Partnership, its General Partner

By:	Highland Management Partners VII, LLC, its General Partner

By:	/s/ Corey Mulloy
Authorized Manager

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASER:	Highland Entrepreneurs’ Fund VII Limited Partnership

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ Corey Mulloy
Authorized Manager

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASER:	SOFINNOVA VENTURE PARTNERS VII, L.P.

	By:	Sofinnova Management VII, LLC

Its General Partner

	By:	/s/ James Healy

	Name:	James Healy

	Title:	Managing General Partner

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASER:	WRF CAPITAL (WASHINGTON RESEARCH FOUNDATION)

	Signature:	/s/ Ronald S. Howell

	Print Name:	Ronald S. Howell

	Title:	CEO

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASER:	BAY CITY CAPITAL FUND V, L.P.

	By:	Bay City Capital Management V LLC, its General Partner

	By:	Bay City Capital LLC, its Manager

	By:	/s/ Fred Craves
	Name:	Fred Craves
	Title:	Manager and Managing Director

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASER:	BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.

	By:	Bay City Capital Management V LLC, its General Partner

	By:	Bay City Capital LLC, its Manager

	By:	/s/ Fred Craves
	Name:	Fred Craves
	Title:	Manager and Managing Director

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT as of the date set forth in the first paragraph hereof.

PURCHASER:	PANORAMA CAPITAL, L.P.

	By:	Panorama Capital Management, LLC Its General Partner

	By:	/s/ Gaurav Aggarwal

	Name:	Gaurav Aggarwal

	Title:	Partner

[SIGNATURE PAGE TO HYPERION THERAPEUTICS, INC. RESTATED OMNIBUS AMENDMENT]